GOLDMAN SACHS TRUST II

Institutional Shares of the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

(the “Fund”)

Supplement dated March 24, 2017 to the

Prospectus dated February 28, 2017

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Brigade Capital Management, LP will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary—Portfolio Management”:

As of the date of the Prospectus, Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Lazard Asset Management LLC (“Lazard”) and Symphony Asset Management LLC (“Symphony”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added above “Lazard Asset Management LLC” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund”:

Brigade Capital Management, LP

Brigade Capital Management, LP (“Brigade”), located at 399 Park Avenue, 16th Floor, New York, New York 10022, an investment adviser registered with the SEC, is focused on investing in the global high yield market with core strategies in long/short credit, distressed debt, capital structure arbitrage, long/short leveraged equities and structured credit. Founded in 2006, Brigade has approximately $18 billion of assets under management as of December 31, 2016. With respect to the Fund, the firm manages an allocation of high yield bonds.

The following sentence replaces the fourth paragraph after the tables under “Service Providers—Management Fee and Other Expenses”:

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds and Sub-Advisory Agreements for each Underlying Manager is available in the Funds’ annual report for the period ended October 31, 2016 or will be available in the Funds’ semi-annual report for the period ended April 30, 2017.

This Supplement should be retained with your Prospectus for future reference.

SMACPROUMCHG 03-17